UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2004

CELL GENESYS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

0-19986	94-3061375
(Commission File Number)	(IRS Employer Identification Number)

500 Forbes Boulevard

South San Francisco, California 94080

(Address of principal executive offices including zip code)

(650) 266-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, issued on July 15, 2004, announcing that Cell Genesys, Inc. (the “Registrant”) has initiated enrollment for a multicenter Phase 3 clinical trial of GVAX® prostate cancer vaccine in patients with metastatic hormone-refractory prostate cancer. A copy of the press release of Cell Genesys is included herein as Exhibit 99.1 and is incorporated by reference into this item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2004

CELL GENESYS, INC.

By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Vice President and Chief Financial Officer
(Principal Accounting Officer)